Exhibit 99.2

Employee FAQ

Why is this good for VCA and the clients and pets we serve?

Mars and Mars Petcare are ideal partners for us and we are excited that VCA will be part of this iconic, family-owned organization. They bring the same commitment to the veterinary industry and the same focus on building “A Better World for Pets” as VCA does. Joining with Mars Petcare will provide us with not only additional resources, but also a depth of knowledge in the pet care industry around the world, as we continue to grow and evolve in the future. We believe the combination will provide our veterinarians with expanded training and all of our employees with enhanced career development opportunities.

Will VCA remain a separate company and continue to operate under the same brands?

Yes, upon completion, expected in the third quarter of 2017, VCA will operate as a distinct and separate business unit within Mars Petcare. VCA will continue to operate under the brand name VCA, as well as under the ANTECH® Diagnostics, Sound®, and Camp Bow Wow® brands. Mars has a history of supporting brands and places a high value on the brands VCA has created.

Will our existing management/leadership remain?

Yes and our entire management team is excited about the future of VCA. Following the closing, Bob and Art Antin, Tom Fuller, Neil Tauber, Todd Tams, Doug Drew, Stefan Horsky, Josh Drake, Tom Jacobi, and Christina Russell, are expected to remain with the organization, as are the other members of our Corporate Support Office in Los Angeles. Current field leadership at our hospitals and across our other divisions will also remain the same.

Will our support offices remain in their current locations?

Yes, our various support offices will remain in their current locations. As mentioned above, VCA will operate as a separate business unit within Mars Petcare, so our support offices will be necessary for us to do that.

Will VCA be managed the same as it has been in the past?

We will continue to operate as a distinct and separate business unit within Mars Petcare in a way that maintains our highly focused commitment to our clients, their pets, the referral veterinary community and our employees.

Will VCA be able to maintain the same commitment to medical quality that is the cornerstone of our company?

Yes, VCA has always supported the autonomy that veterinarians need in order to make the best decisions for our clients and their pets. This will continue to be a cornerstone of what makes VCA a great place to work for veterinarians and the entire veterinary team.

Will our unique culture continue?

Yes. Our culture and people are the reason for VCA’s success. Our great organization already embodies many of the core values critical to the success of Mars Petcare, making us a natural cultural fit. Both Mars Petcare and VCA have been created by pet-loving families that put pets at the heart of their business.

Will my pay and benefits remain the same?

Yes, your pay and benefits will remain the same, although, consistent with past practice, there may be changes to both on an annual basis and as we continue to periodically review and update our rewards programs. Your tenure and seniority with VCA, as well as any accrued paid time off, will be maintained.

Will VCA continue to value its people the same way it has done in the past?

Yes, our most valuable assets are our people, and we have always tried hard to make sure VCA was a large, extended family. We value each and every one of our employees. Mars also believes that our employees are critical to the ongoing success of its business and its aim of being recognized as the finest community of companion animal healthcare service providers in the United States and Canada.

Will my “work life” in the company remain the same?

Yes. Your life in the company will remain unchanged as a result of this transaction. You will continue treating pets and providing excellent care and service to our customers and clients. As a company, we have always evolved to improve what we do and that will continue.

Can you tell me more about Mars?

Sure, Mars, Incorporated (www.mars.com) is a private family-owned business with a long-standing commitment and over 80 years of history in pet care. Mars has some of the world’s best loved brands including M&M’S®, SNICKERS®, DOVE®, MARS®, MILKY WAY®, TWIX®, WRIGLEY EXTRA®, ALTOIDS®, LIFESAVERS® and UNCLE BEN’S®.

What about Mars Petcare?

As a world-leading pet care provider and a business within Mars, Mars Petcare is committed to attracting, developing and retaining the best veterinarians in the world, and supporting them in their efforts to provide leading-edge delivery of healthcare to pets. Thirty-eight brands make up Mars Petcare’s portfolio and you may be familiar with many of them, including PEDIGREE®, CESAR®, WHISKAS®, SHEBA®, ROYAL CANIN®, GREENIES®, IAMS® and EUKANUBA®.

Will there be additional career opportunities within Mars?

Yes, Mars is an international company with several divisions doing business in 78 countries around the world, so we anticipate that over time there will be opportunities within the larger organization just like there are currently within VCA’s organization today.

When will the transaction be completed?

The deal is subject to approval by holders of VCA’s common stock, as well as customary regulatory approvals and other customary closing conditions. We expect the transaction to close in the third quarter of 2017.

What are the financial terms of the arrangement?

Under the terms of the agreement, Mars will acquire all of the outstanding shares of VCA for $93 per share, or a total value of approximately $9.1 billion, including $1.4 billion in outstanding debt. Please see our filings with the Securities and Exchange Commission for additional information about the financial terms of the transaction.

What should I do if contacted by a member of the media about the transaction?

Please forward any media inquiries to Tom Fuller at tom.fuller@vca.com.

If I have more questions about the transaction or Mars, who can I ask?

If you have specific questions, feel free to communicate with your supervisor, or you can send them to vca.marsquestions@vca.com. You can also visit www.vca.com (select the Investor Relations option under the menu tab) for more information and updates about the transaction. This is an exciting development and we would like to be as transparent as possible.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the securities laws with respect to the proposed transaction between the Company, Mars and certain subsidiaries of Mars. We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the merger agreement or the proposed transaction; (ix) unexpected costs, charges or expenses resulting from the proposed transaction, (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This document is being made in respect of the proposed transaction between the Company, Mars and certain subsidiaries of Mars. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The Company also plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and form of proxy will be mailed to the stockholders of the Company. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.vca.com).

Participants in Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitations of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction. Information about the persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 4, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of any such persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the stockholders of the Company generally, by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available, which the Company will file with the SEC. Copies of these documents (when they become available) may be obtained free of charge as described in the preceding paragraph.